EXHIBIT 99.1
NEWS RELEASE
FOR IMMEDIATE RELEASE

For Further Information Contact:

Charles D. Knight

Executive Vice President

Chief Financial Officer

InvestorRelations@catocorp.com
CATO REPORTS

3Q RESULTS
CHARLOTTE, N.C. (November 21, 2024) – The Cato Corporation (NYSE:

CATO)

today reported a net loss of $15.1
million or ($0.79) per diluted share for the third quarter ended November

2, 2024, compared to a net loss of $6.1 million
or ($0.30) per diluted share for the third quarter ended October 28, 2023.

Sales for the third quarter ended November 2, 2024 were $144.6 million,

a decrease of 8% from sales of $156.7 million
for the third quarter ended October 28, 2023.

The Company’s same-store sales for the quarter decreased 3% compared to
2023.
For the nine months ended November 2, 2024, the Company reported a net loss of

$4.0 million or ($0.24) per diluted
share, compared to net loss of $0.5 million or ($0.02) per diluted share for the nine months ended October 28, 2023.

Sales
for the nine months ended November 2, 2024 were $486.8 million,

a decrease of 8% to sales of $528.2 million for the
nine months ended October 28, 2023.

Year-to-date same-store sales decreased 4% compared to 2023.
“Our third quarter sales trend deteriorated from second quarter, in part due to three major hurricanes over a five week
span, supply chain issues causing late merchandise receipts to the stores and continued negative pressure on our
customers’ disposable income,” stated John Cato, Chairman,

President, and Chief Executive Officer.

“We are managing
both SG&A expenses and inventory levels in line with our current sales trend.

However, we continue to incur higher
costs to move inventory to our stores due to the bankruptcy of a carrier that previously serviced 50% of our stores, as well
as, higher distribution costs associated with conversion issues for a distribution center systems and automation upgrade.

We believe that the fourth quarter will remain challenging.”
Gross margin decreased from 32.5% to 28.8% of sales in the quarter due to higher markdowns, as well as, increased
freight, distribution and occupancy costs as a percent of sales.

SG&A expenses as a percent of sales increased from
39.4% to 40.0% of sales during the quarter primarily due to deleveraging of payroll costs, partially offset by lower
advertising and insurance expenses.

SG&A expenses were $3.9 million lower than last year due

to lower payroll,
advertising and insurance costs. Tax expense for the quarter was $0.3 million versus a tax benefit of $4.3 million in the
prior year, primarily due to valuation allowances against net deferred tax assets.
Year

-to-date gross margin decreased to 33.3% of sales from 34.6% in the prior year primarily due to increased occupancy,
freight and distribution costs as a percent of sales, partially offset by increased merchandise margins.

The year-to-date
SG&A rate was 35.5% versus 35.1% primarily due to deleveraging of payroll costs and insurance costs, partially offset by
lower advertising costs.

SG&A expenses were $12.5 million lower than last year due to lower payroll, insurance and
advertising costs. Tax expense for the nine-month period was $1.6 million compared to $0.8 million tax benefit last year, primarily due to valuation allowances against net deferred tax assets.

During the third quarter ended November 2, 2024, the Company opened one store.

Year

-to-date, the Company opened
one store and closed 13 stores.

As of November 2, 2024, the Company has 1,167 stores in 31 states,

compared to 1,245
stores in 31 states as of October 28, 2023.
The Cato Corporation is a leading specialty retailer of value-priced fashion apparel and accessories operating three
concepts, “Cato,” “Versona” and “It’s

Fashion.”

The Company’s Cato stores offer exclusive merchandise with fashion and quality comparable to mall specialty stores at low prices every day.

The Company also offers exclusive merchandise
found in its Cato stores at www.catofashions.com.

Versona

is a unique fashion destination offering apparel and
accessories including jewelry, handbags and shoes at exceptional prices every day.

Select Versona

merchandise can also
be found at www.shopversona.com.

It’s Fashion offers fashion with a focus on the latest trendy styles for the entire family at low prices every day.
Statements in this press release that express a belief, expectation or intention, as well as those that are not a historical fact,

including, without limitation, statements regarding the Company’s expected or estimated operational financial
results, activities or opportunities, and potential impacts and effects of the coronavirus are considered “forward-looking”
within the meaning of The Private Securities Litigation Reform Act of 1995.

Such forward-looking statements are based
on current expectations that are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated by the forward-looking statements.

Such factors include, but
are not limited to, any actual or perceived deterioration in the conditions that drive consumer confidence and spending, including, but not limited to, prevailing social, economic, political and public health conditions and uncertainties, levels
of unemployment, fuel, energy and food costs, wage rates, tax rates, interest rates, home values, consumer net worth and the availability of credit; changes in laws or regulations affecting our business including but not limited to tariffs;
uncertainties regarding the impact of any governmental action regarding, or responses to, the foregoing conditions;
competitive factors and pricing pressures; our ability to predict and respond to rapidly changing fashion trends and consumer demands; our ability to successfully implement our new store development strategy to increase new store
openings and the ability of any such new stores to grow and perform as expected; adverse weather, public health threats
(including the global coronavirus (COVID-19) outbreak) or similar conditions that may affect our sales or operations;
inventory risks due to shifts in market demand, including the ability to liquidate excess inventory at anticipated margins;
and other factors discussed under “Risk Factors” in Part I, Item 1A of the Company’s

most recently filed annual report
on Form 10-K and in other reports the Company files with or furnishes to the SEC from time to time.

The Company does
not undertake to publicly update or revise the forward-looking statements even if experience or future changes make it clear that the projected results expressed or implied therein will not be realized. The Company is not responsible for any changes made to this press release by wire or Internet services.
* * *

THE CATO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS

OF INCOME (UNAUDITED)
FOR THE PERIODS ENDED November 2, 2024 AND October 28, 2023
(Dollars in thousands, except per share data)

Quarter Ended Six Months Ended
November 2, %
October 28, %
November 2, %
October 28, %
2024

Sales
2023

Sales
2024

Sales
2023

Sales
REVENUES

Retail sales
$ 144,642 100.0%
$ 156,682 100.0%
$ 486,848 100.0%
$ 528,174 100.0%

Other revenue (principally finance,

late fees and layaway charges)
1,528 1.1%
1,574 1.0%
5,049 1.0%
5,003 0.9%

Total revenues
146,170 101.1%
158,256 101.0%
491,897 101.0%
533,177 100.9%
GROSS MARGIN (Memo) 41,687 28.8%
50,850 32.5%
162,266 33.3%
182,638 34.6%
COSTS AND EXPENSES, NET

Cost of goods sold
102,955 71.2%
105,832 67.5%
324,582 66.7%
345,536 65.4%

Selling, general and administrative
57,876 40.0%
61,792 39.4%
172,809 35.5%
185,344 35.1%

Depreciation
2,737 1.9%
2,504 1.6%
7,106 1.5%
7,371 1.4%

Interest and other income
(2,646) -1.8%
(1,523) -1.0%
(10,209) -2.1%
(3,754) -0.7%

Costs and expenses, net
160,922 111.3%
168,605 107.6%
494,288 101.5%
534,497 101.2%
Income Before Income Taxes
(14,752) -10.2%
(10,349) -6.6%
(2,391) -0.5%
(1,320) -0.3%
Income Tax Expense

322 0.2%
(4,272) -2.7%
1,614 0.3%
(797) -0.2%
Net Income (Loss)
$ (15,074) -10.4%
$ (6,077) -3.9%
$ (4,005) -0.8%
$ (523) -0.1%
Basic Earnings Per Share
$ (0.79)
$ (0.30)
$ (0.24)
$ (0.02)
Diluted Earnings Per Share
$ (0.79)
$ (0.30)
$ (0.24)
$ (0.02)

THE CATO CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

November 2,
February 3,
2024

2024

(Unaudited)
(Unaudited)
ASSETS
Current Assets

Cash and cash equivalents
$ 20,216
$ 23,940

Short-term investments
65,994
79,012

Restricted cash
3,355
3,973

Accounts receivable - net
24,776
29,751

Merchandise inventories
107,159
98,603

Other current assets
8,705
7,783
Total Current Assets
230,205
243,062
Property and Equipment - net
62,648
64,022
Other Assets
19,783
25,047
Right-of-Use Assets, net
111,769
154,686

TOTAL
$ 424,405
$ 486,817
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
$ 123,697
$ 126,900
Current Lease Liability
45,836
61,108
Noncurrent Liabilities
14,555
14,475
Lease Liability
63,218
92,013
Stockholders' Equity
177,099
192,321

TOTAL
$ 424,405
$ 486,817